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Exhibit 10.3  Security Agreement


                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated as of December 31, 2002, by and between WinWin Gaming, Inc., f/k/a Junum Incorporated, a Delaware corporation ("Junum"), WinWin Acquisition Corp, a Nevada corporation (the "Borrower", sometimes referred to herein as the "Grantor"), and Patrick Rogers and Benjamin Perry (the "Lender"), as agents and representatives of the Exchanging Stockholders, as defined in that certain Secured Debenture of Borrower dated as of the date hereof (the "Debenture"), in connection with that certain Debenture, dated as of the date hereof, as such Debenture may be amended, modified or supplemented from time to time, between the Grantor and the Lender (collectively, the "Loans").

                  The parties acknowledge the following facts and circumstances:

                  The Exchanging Stockholders have determined to sell all of their capital stock of WinWin, Inc., a Nevada corporation, to Borrower, pursuant to that certain Stock Exchange Agreement, by and among WinWin, Inc., a Nevada corporation, WinWin Acquisition Corp., a Nevada corporation, WinWin Gaming, Inc., f/k/a Junum Incorporated, a Delaware corporation, The Rogers Living Trust ("Rogers"), The Falcor Trust ("Falcor") and the other WinWin Stockholders signatory thereto (together with Rogers and Falcor, the "WinWin Stockholders" or the "Exchanging Stockholders"). Such capital stock represents 100% of the issued and outstanding capital stock of WinWin, Inc. The Exchanging Stockholders have required, to induce them to enter into the transactions set forth in such agreement, that Junum and Borrower secure their respective obligations to the Exchanging Stockholders under the Debenture and this Security Agreement (together, the "Loan Documents"), by granting to the Exchanging Stockholders a security interest in and to all of the capital stock of Borrower and WinWin, Inc.

                  Accordingly, the Grantor and the Lender hereby agree as follows:

1) DEFINITIONS OF TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

         a) "COLLATERAL" means all (i) capital stock of WinWin, Inc., a Nevada corporation, and (ii) all capital stock of WinWin Acquisition Corp., a Nevada corporation, and all Proceeds thereof.

         b) "OBLIGATIONS" mean all obligations of Borrower and Junum to Lender, including, without limitation, (a) the due and punctual payment of the principal of and interest on the Debenture, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) the due and punctual performance of all obligations of the Grantor and/or Junum at any time and from time to time under any of the Loan Documents.

         c) "PROCEEDS" means any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral.

2) SECURITY INTERESTS. As security for the payment or performance, as the case may be, of the Obligations, the Grantor and Junum each hereby creates and grants to the Lender, its successors and its assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, the Lender is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting its Security Interest in the Collateral, naming the Grantor as debtor and the Lender as secured party. The Grantor agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

3) Borrower represents and warrants to Lender as of the date of this Agreement, and covenants with Lender, as set forth that it shall pay any liability of Junum which could reasonably be expected to result in a lien being created on any of the Collateral, in the sole and absolute determination of Lender. Any breach or failure of any of the representations, warranties and covenants contained in this Agreement shall be a breach of this Security Agreement and the Loan Documents.

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4) FURTHER ASSURANCES. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Lender may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Lender, duly endorsed in a manner satisfactory to the Lender. The Grantor agrees to notify promptly the Lender of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable owned by it and the location of any Equipment. The Grantor agrees promptly to notify the Lender if any material portion of the Collateral is damaged or destroyed.

5) INSPECTION AND VERIFICATION. The Lender and such persons as the Lender may designate shall have the right, at any reasonable time or times during the Grantor's usual business hours, and upon reasonable notice (which may be telephonic), to inspect the Collateral owned by the Grantor, all records related thereto (and to make extracts and copies from such records), and the premises upon which any such Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral, including, in the case of Accounts Receivable or Collateral in the possession of a third person, contacting account debtors and upon the occurrence of an Event of Default or a third person possessing such Collateral for the purpose of making such a verification.

6) TAXES; ENCUMBRANCES. At its option, the Lender may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Loan Documents, and may pay for the maintenance and preservation of the Collateral to the extent a Grantor fails to do so as required by the Loan Documents, and the Grantor agrees to reimburse the Lender on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 6 shall be interpreted as excusing the Grantor from the performance of any covenants or other promises with respect to taxes, liens, Security Interests or other encumbrances and maintenance as set forth herein or in the Loan Documents.

7) ASSIGNMENT OF SECURITY INTEREST. If at any time the Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account Receivable, the Grantor shall promptly assign such security interest to the Lender. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

8) REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to the Lender that:

         a) TITLE AND AUTHORITY. It has (i) rights, interest in and to the Collateral in which it is granting a security interest hereunder and (ii) the requisite power and authority to grant to the Lender the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

         b) FILING. Fully executed Uniform Commercial Code financing statements and other such documents as may be necessary containing a description of the Collateral shall have been, or shall be delivered to the Lender in a form such that they can be, filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Lender in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

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         c) VALIDITY OF SECURITY INTEREST. The Security Interest constitutes a valid, legal and perfected first priority security interest in all of the Collateral for payment and performance of the Obligations.

         d) INFORMATION REGARDING NAMES. It has disclosed in writing to the Lender any trade names used to identify it in its business or in the ownership of its properties.

         e) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement.

9) CONTINUING OBLIGATIONS OF THE GRANTOR. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Lender from any and all such liabilities.

10) USE AND DISPOSITION OF COLLATERAL. Without the prior written consent of Lender, the Grantor shall not make nor permit to be made any sale, transfer, assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest granted herein. The Grantor shall not make nor permit to be made any transfer of any Collateral, and the Lender shall remain at all times in possession of the Collateral.

11) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Lender on demand, and it is agreed that the Lender shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Lender's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, immediately upon Lender's demand Grantor shall transfer all Collateral in its possession, including but not limited to all proceeds of Collateral, to Lender, and shall execute all documents reasonably requested by Lender to effectuate the transfer of such Collateral to Lender.

12) The Lender shall give the Grantor ten (10) days' written notice (which the Grantor agrees is reasonable notice) of the Lender's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without

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notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 12, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender may make payment on account thereof by using any claim then due and payable to the Lender from the Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. In addition, if permitted by law, Lender shall have the right to accept the Collateral as full payment of the Obligations, and shall not have any obligation to sell the Collateral at public or private sale, so long as no deficiency judgment is sought by Lender.

13) APPLICATION OF PROCEEDS. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lender as follows:

         a) FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

         b) SECOND, to the payment in full of principal and interest in respect of the Loan then outstanding;

         c) THIRD, to the payment in full of all Obligations (other than those referred to above) owed to the Lender; and

         d) FOURTH, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

14) Upon any sale of the Collateral by the Lender (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Lender or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

15) LOCATIONS OF COLLATERAL; PLACE OF BUSINESS.

         a) The Grantor hereby represents and warrants that all the Collateral is located in Nevada. The Grantor agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Loan Documents to be made with respect to the Collateral have been made and the Lender has a valid, legal and perfected first priority security interest in the Collateral.

         b) The Grantor agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement or the Loan Documents to be made have been made and the Lender has a valid, legal and perfected first priority security interest.

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16) SECURITY INTEREST ABSOLUTE. All rights of the Lender hereunder, the Security
Interest, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Documents, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Documents, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantor or any other obligor in respect of the Obligations or in respect of this Agreement.

17) NO WAIVER. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

18) LENDER APPOINTED ATTORNEY-IN-FACT. The Grantor hereby appoints the Lender its attorney-in-fact solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

19) LENDER'S FEES AND EXPENSES. The Grantor shall be obligated to, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Lender. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby and by the other Security Documents.

20) BINDING AGREEMENT; ASSIGNMENTS. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement, except as contemplated by this Agreement or the Loan Documents.

21) GOVERNING LAW. (a) This Agreement shall be construed in accordance with and governed by the laws of the state of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, which shall be governed by the appropriate jurisdiction relating to the specific Collateral itself. Venue for any action under this Agreement or any of the Loan Documents shall be in the Superior Court located in Los Angeles, California. The prevailing party in any dispute arising hereunder shall be entitled to recover all of its reasonable attorney's fees and costs of defense, prosecution or litigation. The Grantor hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the State of California, city of Los Angeles, for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Grantor further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Grantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Grantor hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other Loan Documents.

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         (b) WAIVER OF JURY TRIAL. The parties hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of any of the parties hereto.

22) NOTICES. All communications and notices hereunder shall be in writing and given as provided in the Loan Documents.

23) SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

24) SECTION HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

25) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Lender.

26) TERMINATION. This Agreement and the Security Interest shall terminate when all the Obligations have been fully and indefeasibly paid in cash, at which time the Lender shall execute and deliver to the Grantor all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Security Agreement as of the day and year first above written.

                                            WINWIN GAMING, INC.,
                                            F/K/A JUNUM INCORPORATED
                                            A Delaware corporation


                                            By: /s/ Bryan Stokes
                                                --------------------------------
                                                Bryan Stokes
                                                President

                                            By: /s/ Larry Reed
                                                --------------------------------
                                                Larry Reed
                                                Secretary


                                            WINWIN ACQUISITION CORP.,
                                            A Nevada Corporation


                                            By: /s/ Benjamin Perry
                                                --------------------------------
                                                Benjamin Perry
                                                President

                                            By: /s/ Patrick Rogers
                                                --------------------------------
                                                Patrick Rogers
                                                Secretary

                                            REPRESENTATIVES


                                            By: /s/ Benjamin Perry
                                                --------------------------------
                                                Benjamin Perry

                                            By: /s/ Patrick Rogers
                                                --------------------------------
                                                Patrick Rogers